EXHIBIT 99.1

                         SIGNATURES OF REPORTING PERSONS

After reasonable inquiry and to the best of our knowledge and belief, the undersigned certify that the information set forth in this Form 4 is true, complete and correct.

August 19, 2016

                       WARBURG PINCUS X PARTNERS, L.P.

                       By:  Warburg Pincus X, L.P., its general partner

                       By:  Warburg Pincus X GP L.P., its general partner

                       By:  WPP GP LLC, its general partner

                       By:  Warburg Pincus Partners, L.P., its managing member

                       By:  Warburg Pincus Partners GP LLC, its general partner

                       By:  Warburg Pincus & Co., its managing member

                       By:  /s/ Robert B. Knauss
                            ----------------------------------------------------
                            Robert B. Knauss
                            Partner

                       WARBURG PINCUS X, L.P.

                       By:  Warburg Pincus X GP L.P., its general partner

                       By:  WPP GP LLC, its general partner

                       By:  Warburg Pincus Partners, L.P., its managing member

                       By:  Warburg Pincus Partners GP LLC, its general partner

                       By:  Warburg Pincus & Co., its managing member

                       By:  /s/ Robert B. Knauss
                            ----------------------------------------------------
                            Robert B. Knauss
                            Partner

                       WARBURG PINCUS X GP L.P.

                       By:  WPP GP LLC, its general partner

                       By:  Warburg Pincus Partners, L.P., its managing member

                       By:  Warburg Pincus Partners GP LLC, its general partner

                       By:  Warburg Pincus & Co., its managing member

                       By:  /s/ Robert B. Knauss
                            ----------------------------------------------------
                            Robert B. Knauss
                            Partner

                       WPP GP LLC

                       By:  Warburg Pincus Partners, L.P., its managing member

                       By:  Warburg Pincus Partners GP LLC, its general partner

                       By:  Warburg Pincus & Co., its managing member

                       By:  /s/ Robert B. Knauss
                            ----------------------------------------------------
                            Robert B. Knauss
                            Partner

                       WARBURG PINCUS PARTNERS, L.P.

                       By:  Warburg Pincus Partners GP LLC, its general partner

                       By:  Warburg Pincus & Co., its managing member

                       By:  /s/ Robert B. Knauss
                            ----------------------------------------------------
                            Robert B. Knauss
                            Partner

                       WARBURG PINCUS PARTNERS GP LLC

                       By:  Warburg Pincus & Co., its managing member

                       By:  /s/ Robert B. Knauss
                            ----------------------------------------------------
                            Robert B. Knauss
                            Partner

                       WARBURG PINCUS & CO.

                       By:  /s/ Robert B. Knauss
                            ----------------------------------------------------
                            Robert B. Knauss
                            Partner

                       WARBURG PINCUS LLC

                       By:  /s/ Robert B. Knauss
                            ----------------------------------------------------
                            Robert B. Knauss
                            Managing Director

                       CHARLES R. KAYE

                       By:  /s/ Robert B. Knauss
                            ----------------------------------------------------
                            Robert B. Knauss, Attorney-in-Fact*

                       JOSEPH P. LANDY

                       By:  /s/ Robert B. Knauss
                            ----------------------------------------------------
                            Robert B. Knauss, Attorney-in-Fact*

*The Power of Attorney given by each of Mr. Kaye and Mr. Landy was previously filed with the U.S. Securities & Exchange Commission on July 12, 2016 as an
exhibit to a beneficial ownership report on Schedule 13D filed by Warburg Pincus
LLC with respect to WEX Inc. and is hereby incorporated by reference.